WBI BullBear Value 3000 ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 94.3%	Shares	Value
Capital Goods - 13.4%
A O Smith Corp. (a)	1,590	$142,830
Allegion PLC	1,271	185,236
Allison Transmission Holdings, Inc.	1,954	187,721
AMETEK, Inc.	2,557	439,062
Carlisle Cos., Inc.	1,099	494,275
Comfort Systems USA, Inc.	2,655	1,036,379
Donaldson Co., Inc.	2,489	183,439
EMCOR Group, Inc.	1,657	713,388
Mueller Industries, Inc.	6,332	469,201
Owens Corning	2,440	430,709
Toro Co. (a)	2,112	183,174
		4,465,414

Commercial & Professional Services - 6.6%
Automatic Data Processing, Inc.	1,743	482,340
Broadridge Financial Solutions, Inc.	2,023	435,006
Genpact Ltd.	10,913	427,899
KBR, Inc.	6,222	405,239
Paychex, Inc.	3,285	440,814
		2,191,298

Consumer Discretionary Distribution & Retail - 3.2%
Dick's Sporting Goods, Inc.	2,085	435,140
Group 1 Automotive, Inc.	475	181,944
Penske Automotive Group, Inc.	2,798	454,451
		1,071,535

Consumer Durables & Apparel - 4.9%
DR Horton, Inc.	2,507	478,260
Lennar Corp. - Class A (a)	2,617	490,635
PulteGroup, Inc.	3,366	483,122
Toll Brothers, Inc.	1,193	184,307
		1,636,324

Consumer Services - 4.3%
Boyd Gaming Corporation	7,051	455,847
H&R Block, Inc. (a)	6,334	402,526
Service Corp. International	2,301	181,618
Texas Roadhouse, Inc.	2,272	401,235
		1,441,226

Consumer Staples Distribution & Retail - 1.2%
Casey's General Stores, Inc.	1,082	406,518

Energy - 6.3%
Marathon Petroleum Corp.	2,958	481,888
NOV, Inc.	10,921	174,408
Occidental Petroleum Corp. (a)	18,788	968,334
Schlumberger NV	11,221	470,721
		2,095,351

Financial Services - 8.5%
American Express Co.	1,810	490,872
Discover Financial Services	1,706	239,335
Equitable Holdings, Inc.	4,333	182,116
FirstCash Holdings, Inc.	1,588	182,302
Synchrony Financial	3,794	189,245
Visa, Inc. - Class A	1,768	486,112
Voya Financial, Inc.	13,566	1,074,698
		2,844,680

Insurance - 1.3%
Primerica, Inc. (a)	1,609	426,626

Health Care Equipment & Services - 12.2%
Becton Dickinson & Co.	4,492	1,083,021
Cigna Group	3,014	1,044,170
McKesson Corp.	1,003	495,904
ResMed, Inc.	1,776	433,557
Universal Health Services, Inc. - Class B	4,402	1,008,102
		4,064,754

Insurance - 15.2%
Everest Group Ltd.	477	186,903
Globe Life, Inc.	1,691	179,094
Hanover Insurance Group, Inc.	1,229	182,027
Prudential Financial, Inc.	11,002	1,332,342
Reinsurance Group of America, Inc.	4,760	1,037,061
Unum Group (a)	18,155	1,079,133
W R Berkley Corp.	18,789	1,065,900
		5,062,460

Materials - 4.2%
Avery Dennison Corp.	837	184,776
Cabot Corp.	1,659	185,426
Eagle Materials, Inc.	1,491	428,886
Louisiana-Pacific Corp.	3,767	404,802
NewMarket Corp. (a)	329	181,572
		1,385,462

Media & Entertainment - 1.9%
Interpublic Group of Cos., Inc.	5,859	185,320
Nexstar Media Group, Inc. - Class A (a)	2,699	446,280
		631,600

Semiconductors & Semiconductor - 1.5%
Lam Research Corp.	610	497,809

Semiconductors & Semiconductor Equipment - 1.5%
Applied Materials, Inc.	2,436	492,194

Software & Services - 0.5%
Amdocs, Ltd.	2,109	184,495

Transportation - 1.3%
Ryder System, Inc.	2,867	418,009

Utilities - 6.3%
CMS Energy Corp. (a)	14,048	992,210
DTE Energy Co.	8,496	1,090,971
		2,083,181
TOTAL COMMON STOCKS (Cost $31,110,461)		31,398,936

EXCHANGE TRADED FUNDS - 5.0%	Shares	Value
First Trust Senior Loan ETF	5,036	231,102
Invesco Senior Loan ETF (a)	5,082	106,773
iShares 0-5 Year TIPS Bond ETF	1,802	182,579
iShares Fallen Angels USD Bond ETF (a)	9,360	255,902
JPMorgan Ltd. Duration Bond ETF	4,527	236,083
VanEck IG Floating Rate ETF	10,063	256,305
Vanguard Short-Term Inflation-Protected Securities ETF	2,828	139,449
WisdomTree Trust WisdomTree Interest Rate Hedged US Aggregate Bond Fund (a)	11,303	253,413
TOTAL EXCHANGE TRADED FUNDS (Cost $1,664,191)		1,661,606

SHORT-TERM INVESTMENTS - 12.1%
Investments Purchased with Proceeds from Securities Lending - 12.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)	4,034,568	4,034,567
TOTAL SHORT-TERM INVESTMENTS (Cost $4,034,567)		4,034,567

TOTAL INVESTMENTS - 111.4% (Cost $36,809,219)		37,095,109
Money Market Deposit Account - 3.7% (c)		1,215,753
Liabilities in Excess of Other Assets - (15.1)%		(5,027,103)
TOTAL NET ASSETS - 100.0%		$33,283,759

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS") was developed by and/or is the exclusive property of MSCI, Inc. (MSCI) and Standard & Poors Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $3,959,974 which represented 11.9% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)
The U.S. Bank Money Market Deposit Account (the MMDA) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 2.87%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

WBI BullBear Value 3000 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Funds securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$31,398,936	$	$	$31,398,936
Exchange Traded Funds	1,661,606			1,661,606
Investments Purchased with Proceeds from Securities Lending(a)				4,034,567
Total Investments	$33,060,542	$	$	$37,095,109

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,034,567 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.